                                  EXHIBIT 99.9

[LOGO] POPULAR                 PRELIMINARY SAMPLE                         [LOGO]
       ABS, INC.(SM)           POPULAR ABS 2005-5                         FBR(R)


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                                         GROUP II; STATED DOCS
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Current Principal Balance ($)   Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00             2         86,920.74        0.05       8.505        359       74.39       654
 50,000.01 - 100,000.00           110      8,857,106.72        4.91       7.792        358       80.47       642
100,000.01 - 150,000.00           182     22,964,303.65       12.73       7.507        358       80.40       645
150,000.01 - 200,000.00           157     27,423,005.03       15.20       7.310        358       79.92       645
200,000.01 - 250,000.00           116     25,887,841.08       14.35       7.245        358       80.84       648
250,000.01 - 300,000.00            94     25,537,921.65       14.15       7.124        358       80.90       646
300,000.01 - 350,000.00            64     20,847,666.03       11.55       7.134        358       81.51       639
350,000.01 - 400,000.00            51     19,282,720.93       10.69       7.192        358       81.16       649
400,000.01 - 450,000.00            25     10,697,754.70        5.93       7.056        358       81.81       668
450,000.01 - 500,000.00            24     11,526,025.72        6.39       7.362        358       82.55       636
500,000.01 - 550,000.00             6      3,157,386.88        1.75       7.090        359       84.14       656
550,000.01 - 600,000.00             6      3,443,355.65        1.91       7.471        359       79.88       685
700,000.01 - 750,000.00             1        749,231.69        0.42       5.850        359       57.69       720
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Min: $39,947.22
Max: $749,231.69
Average: $215,347.54
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Current Gross Rate              Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
 5.500 -  5.999                    21      6,361,483.85        3.53       5.857        359       75.17       668
 6.000 -  6.499                    87     19,714,734.65       10.92       6.310        358       79.43       678
 6.500 -  6.999                   238     55,679,893.59       30.85       6.770        358       80.67       658
 7.000 -  7.499                   174     34,820,869.71       19.30       7.260        358       80.85       659
 7.500 -  7.999                   161     35,695,793.13       19.78       7.746        359       81.57       634
 8.000 -  8.499                    70     14,322,711.23        7.94       8.261        359       83.05       608
 8.500 -  8.999                    50      9,385,395.36        5.20       8.781        358       82.46       600
 9.000 -  9.499                    19      2,025,061.42        1.12       9.270        358       85.25       600
 9.500 -  9.999                    13      1,721,175.56        0.95       9.807        358       77.05       578
10.000 - 10.499                     1        114,701.88        0.06      10.250        359       85.00       594
10.500 - 10.999                     2        464,122.00        0.26      10.990        358       79.13       538
11.500 - 11.999                     2        155,298.09        0.09      11.675        359       80.74       577
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Min: 5.590
Max: 11.990
Weighted Average: 7.272
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                  Page 1 of 7

POPULAR ABS 2005-5                                         GROUP II; STATED DOCS
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
FICO                            Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
500 - 524                          16      3,008,922.23        1.67       8.790        357       71.08       513
525 - 549                          23      5,628,423.08        3.12       8.486        358       72.08       538
550 - 574                          23      6,104,203.79        3.38       8.017        359       77.93       564
575 - 599                          56     12,979,184.62        7.19       7.782        359       82.98       588
600 - 624                         127     25,019,141.42       13.86       7.521        359       81.02       613
625 - 649                         210     42,260,666.06       23.42       7.165        358       82.30       637
650 - 674                         178     37,358,037.61       20.70       7.023        358       80.91       660
675 - 699                         102     22,438,831.18       12.43       7.062        358       82.49       687
700 - 724                          51     12,400,954.19        6.87       6.766        358       78.99       709
725 - 749                          24      5,406,927.50        3.00       6.849        358       78.41       736
750 - 774                          19      5,625,619.01        3.12       7.124        357       82.12       763
775 - 799                           4      1,327,043.37        0.74       7.161        358       80.00       787
800 - 824                           5        903,286.41        0.50       6.528        358       75.17       806
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Min: 500
Max: 812
NZ Weighted Average: 647
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Original LTV                    Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
 0.00 - 49.99                       5        838,014.12        0.46       8.208        358       40.20       600
50.00 - 54.99                       6      1,305,893.59        0.72       7.354        358       53.36       597
55.00 - 59.99                      10      2,550,010.45        1.41       6.650        359       57.63       672
60.00 - 64.99                       8      1,520,658.37        0.84       8.029        359       62.69       549
65.00 - 69.99                      14      2,895,134.32        1.60       7.564        358       67.49       591
70.00 - 74.99                      27      5,662,904.81        3.14       7.506        359       72.04       621
75.00 - 79.99                      47     12,370,590.61        6.85       7.426        358       77.13       615
80.00 - 80.00                     542    111,383,677.76       61.72       7.082        358       80.00       660
80.01 - 84.99                      13      3,614,533.60        2.00       7.063        357       83.46       624
85.00 - 89.99                      48     10,176,659.36        5.64       7.773        359       85.59       610
90.00 - 94.99                      78     19,475,756.42       10.79       7.523        358       90.17       648
95.00 - 99.99                      15      3,831,312.01        2.12       8.224        359       95.10       632
100.00>=                           25      4,836,095.05        2.68       8.066        359      100.00       657
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Min: 27.64
Max: 100.00
Weighted Average: 80.85
%>80: 23.24
%>90: 5.42
%>95: 2.73
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Original Term (months)          Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
360                               838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Min: 360
Max: 360
Weighted Average: 360
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                  Page 2 of 7

POPULAR ABS 2005-5                                         GROUP II; STATED DOCS
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Stated Remaining Term (months)  Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
301 - 360                         838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Min: 347
Max: 360
Weighted Average: 358
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
FRM                              # of         Principal        Curr       Gross  Remaining     Average   Average
ARM                             Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
ARM                               838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Product                         Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
ARM 2/28                          488     93,331,938.49       51.72       7.365        358       80.18       638
ARM 2/28 - 60mo IO                200     51,118,963.28       28.33       7.132        358       81.32       661
ARM 3/27                          102     22,916,676.87       12.70       7.390        358       82.24       647
ARM 3/27 - 60mo IO                 19      5,335,885.01        2.96       7.123        358       83.37       666
ARM 5/25                           27      7,267,376.82        4.03       6.817        359       79.94       664
ARM 5/25 - 60mo IO                  2        490,400.00        0.27       6.984        358       80.00       655
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
Prepayment Penalty Original      # of         Principal        Curr       Gross  Remaining     Average   Average
Term (months)                   Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
0                                 175     37,214,083.57       20.62       7.512        358       81.03       648
12                                 81     26,691,875.33       14.79       7.368        359       80.40       641
24                                443     87,083,675.98       48.26       7.130        358       80.42       649
36                                115     24,079,031.94       13.34       7.342        358       82.70       644
60                                 24      5,392,573.65        2.99       7.123        359       80.60       662
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Loans with Penalty:     79.38
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Lien                            Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
First Lien                        838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                  Page 3 of 7

POPULAR ABS 2005-5                                         GROUP II; STATED DOCS
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Documentation Type              Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
SI                                838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Loan Purpose                    Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Purchase                          476     95,734,234.62       53.05       7.231        358       81.37       663
Cashout Refinance                 341     81,151,703.05       44.97       7.326        358       80.16       629
Rate/Term Refinance                21      3,575,302.80        1.98       7.154        358       82.56       638
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Property Type                   Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Single Family Detached            712    150,017,150.90       83.13       7.269        358       80.95       648
Duplex                             55     15,822,307.15        8.77       7.197        358       79.41       641
Condominium                        64     12,729,775.50        7.05       7.374        358       80.94       645
Triplex                             6      1,662,006.92        0.92       7.672        358       84.35       701
Townhouse                           1        230,000.00        0.13       6.200        360       83.64       646
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
------------------------------------------------------------------------\---------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Occupancy Type                  Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
Owner-Occupied               808         175,928,169.82       97.49       7.249        358       80.85       647
Non-Owner Occupied            29           4,374,007.83        2.42       8.212        358       80.47       663
Second Home                    1             159,062.82        0.09       7.500        358       90.00       655
----------------------------------------------------------------------------------------------------------------
Total:                       838         180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                  Page 4 of 7

POPULAR ABS 2005-5                                         GROUP II; STATED DOCS
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
State                           Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
California                         96     30,109,656.14       16.68       7.074        358       80.31       656
Florida                           132     26,354,985.91       14.60       7.306        358       80.75       648
New York                           58     20,725,093.29       11.48       7.312        359       78.56       628
Maryland                           49     13,786,502.11        7.64       7.383        359       83.21       646
Michigan                           83     10,542,834.37        5.84       7.308        358       81.20       651
Arizona                            54      9,150,961.02        5.07       7.161        359       80.06       662
New Jersey                         32      8,947,071.53        4.96       7.544        359       80.86       604
Illinois                           34      7,766,301.69        4.30       7.204        358       80.88       681
Massachusetts                      25      6,333,554.98        3.51       6.951        358       77.99       644
Nevada                             22      5,383,205.27        2.98       6.924        358       81.18       663
Virginia                           16      4,501,423.00        2.49       7.148        359       83.38       650
Georgia                            22      3,571,585.64        1.98       6.951        358       79.77       641
Indiana                            22      3,191,580.18        1.77       7.208        359       78.06       664
Colorado                           19      3,160,024.56        1.75       7.226        359       82.14       656
Wisconsin                          20      2,696,410.45        1.49       7.661        359       81.51       661
Washington                         12      2,285,404.27        1.27       7.143        358       81.52       653
Connecticut                         8      2,283,238.97        1.27       7.180        358       83.15       640
Ohio                               19      2,094,014.75        1.16       7.403        358       82.40       660
Pennsylvania                       17      1,936,805.59        1.07       8.463        358       81.17       621
Texas                              11      1,845,205.78        1.02       8.181        357       87.51       655
Minnesota                          10      1,786,794.54        0.99       6.855        358       81.13       662
Oregon                              9      1,692,061.62        0.94       7.038        358       84.57       647
North Carolina                     11      1,510,894.44        0.84       7.651        358       85.07       648
Rhode Island                        6      1,418,434.71        0.79       7.628        358       81.96       616
Alabama                             6      1,008,205.41        0.56       7.423        359       80.00       639
Missouri                            9        951,149.88        0.53       7.621        359       84.33       650
South Carolina                      5        815,450.87        0.45       8.284        356       89.95       649
Tennessee                           7        784,230.89        0.43       7.384        358       88.06       671
Delaware                            2        719,494.71        0.40       7.779        359       72.80       601
Kansas                              7        700,051.54        0.39       7.409        358       79.31       650
Oklahoma                            4        578,656.83        0.32       7.613        358       82.21       652
Utah                                3        495,693.11        0.27       7.984        359       80.00       628
Maine                               2        411,618.81        0.23       7.800        358       92.19       641
Nebraska                            3        398,525.77        0.22       7.683        359       80.00       647
Iowa                                1        256,000.00        0.14       6.540        359       80.00       648
Kentucky                            1        189,436.44        0.10       6.740        359       80.00       630
Arkansas                            1         78,681.40        0.04       9.625        359       60.00       526
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 92563(0.64896%),7748(0.62351%),33647(0.53135%)
Number of States: 37
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 5 of 7

POPULAR ABS 2005-5                                         GROUP II; STATED DOCS
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Gross Margin                    Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
1.500 - 1.999                       2        594,232.15        0.33       5.684        358       81.11       635
2.000 - 2.499                       4      1,029,513.39        0.57       6.217        358       74.49       680
2.500 - 2.999                       1        297,985.70        0.17       6.650        358       80.00       657
3.000 - 3.499                       1        259,571.68        0.14       6.990        358       80.00       629
3.500 - 3.999                      10      3,129,032.79        1.73       7.278        359       79.42       653
4.000 - 4.499                       4      1,130,621.67        0.63       6.967        357       80.00       763
4.500 - 4.999                       8      1,900,078.93        1.05       6.732        358       81.76       657
5.000 - 5.499                      20      5,178,326.17        2.87       6.379        359       74.96       667
5.500 - 5.999                     148     33,980,433.26       18.83       6.742        358       80.50       671
6.000 - 6.499                     163     36,321,031.59       20.13       6.753        358       81.23       659
6.500 - 6.999                     195     41,409,153.80       22.95       7.368        359       80.15       645
7.000 - 7.499                      99     19,959,996.72       11.06       7.726        359       81.27       631
7.500 - 7.999                     104     21,942,417.01       12.16       7.894        358       80.14       618
8.000 - 8.499                      35      6,235,074.71        3.46       8.485        358       88.16       623
8.500 - 8.999                      33      5,261,395.16        2.92       8.799        359       85.41       613
9.000 - 9.499                       9      1,329,445.66        0.74       8.868        359       82.52       598
9.500 - 9.999                       2        502,930.08        0.28       8.815        359       89.04       600
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Min (> 0): 1.610
Max: 9.990
Weighted Average (>0):6.599
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Minimum Interest rate           Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
 3.500 -  3.999                     2        723,967.62        0.40       6.700        358       81.78       652
 4.500 -  4.999                     1        291,535.28        0.16       7.165        358       83.43       595
 5.000 -  5.499                     8      1,790,020.63        0.99       6.402        358       74.67       667
 5.500 -  5.999                    54     14,028,269.78        7.77       6.565        359       80.57       660
 6.000 -  6.499                   117     29,613,648.68       16.41       6.583        358       80.26       667
 6.500 -  6.999                   213     47,913,436.37       26.55       6.883        358       80.34       657
 7.000 -  7.499                   163     31,807,164.91       17.63       7.367        359       80.68       654
 7.500 -  7.999                   157     32,583,763.87       18.06       7.825        358       80.97       632
 8.000 -  8.499                    50      9,606,430.80        5.32       8.302        358       83.60       616
 8.500 -  8.999                    47      9,046,996.74        5.01       8.801        358       84.75       597
 9.000 -  9.499                    17      1,976,674.36        1.10       8.942        358       84.70       596
 9.500 -  9.999                     6        803,914.19        0.45       9.537        358       68.76       579
10.500 - 10.999                     1        120,119.15        0.07      10.990        357       62.31       509
11.500 - 11.999                     2        155,298.09        0.09      11.675        359       80.74       577
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Min (>0): 3.540
Max: 11.990
Weighted Average (>0)7.069
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 6 of 7

POPULAR ABS 2005-5                                         GROUP II; STATED DOCS
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Maximum Interest Rate           Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
11.000 - 11.499                     1        435,178.41        0.24       6.300        358       80.00       730
11.500 - 11.999                    19      5,038,644.04        2.79       6.071        359       79.38       650
12.000 - 12.499                    26      6,652,539.54        3.69       6.291        358       79.50       660
12.500 - 12.999                    86     23,444,696.48       12.99       6.722        358       79.18       656
13.000 - 13.499                   120     27,910,235.18       15.47       6.826        358       80.73       669
13.500 - 13.999                   224     49,034,332.33       27.17       7.158        358       81.29       649
14.000 - 14.499                   169     31,862,567.32       17.66       7.585        359       81.49       643
14.500 - 14.999                   104     19,813,535.68       10.98       8.083        358       82.58       634
15.000 - 15.499                    37      4,721,991.37        2.62       8.585        358       83.16       615
15.500 - 15.999                    24      3,365,346.44        1.86       9.289        358       80.50       586
16.000 - 16.499                     5        625,760.93        0.35       9.483        359       86.27       610
16.500 - 16.999                    11      4,065,633.06        2.25       7.344        359       78.28       641
17.000 - 17.499                     2        752,162.79        0.42       7.250        359       69.86       623
17.500 - 17.999                     7      1,412,846.97        0.78       8.395        358       75.34       558
18.000 - 18.499                     2        896,242.42        0.50       8.333        359       78.69       583
18.500 - 18.999                     1        429,527.51        0.24       8.990        358       77.34       542
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Min (>0): 11.300
Max: 18.990
Weighted Average (>0)13.878
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Initial Periodic Rate Cap       Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
1.000                               1         86,844.78        0.05       8.625        357      100.00       616
1.500                               6      1,388,799.69        0.77       7.182        358       80.00       636
2.000                               8      1,831,401.79        1.01       7.439        359       87.85       691
3.000                             823    177,154,194.21       98.17       7.271        358       80.78       647
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Min (>0):1.000
Max: 3.000
Weighted Average (>0):2.977
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                       Weighted    Average
                                                Current      Pct by     Average     Stated    Weighted  Weighted
                                 # of         Principal        Curr       Gross  Remaining     Average   Average
Subsequent Periodic Rate Cap    Loans           Balance    Prin Bal      Coupon       Term    Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------
1.000                             744    157,723,421.59       87.40       7.308        358       80.78       644
1.500                              34      8,615,599.76        4.77       7.305        359       83.68       648
2.000                              60     14,122,219.12        7.83       6.853        357       79.88       687
----------------------------------------------------------------------------------------------------------------
Total:                            838    180,461,240.47      100.00       7.272        358       80.85       647
----------------------------------------------------------------------------------------------------------------
Min (>0):1.000
Max: 2.000
Weighted Average (>0):1.102
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                  Page 7 of 7